ETF SERIES SOLUTIONS
615 East Michigan Street | Milwaukee, Wisconsin 53202

September 16, 2019

VIA EDGAR TRANSMISSION

U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street, NE
Washington, DC 20549

Re:    ETF Series Solutions (the “Trust”)
File Nos.: 333-179562 and 811-22668
Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF (S000059780)
Dear Sir or Madam:
On behalf of the Trust and its series, Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF (the “Fund”), attached please find a Preliminary Proxy Statement reflecting the proposal for which the Fund will solicit shareholder approval. The proposal includes the approval of a new advisory agreement relating to a change in control of the Fund’s adviser.
If you have any questions or require further information, please contact Michael Barolsky at (414) 765‑5586 or michael.barolsky@usbank.com.
Sincerely,
/s/ Michael D. Barolsky
Michael D. Barolsky
Vice President and Secretary